Exhibit 8

List of Subsidiaries

Name	Jurisdiction of
Incorporation or Organization

186K (EMPLOYERS) LIMITED	England & Wales

186K LIMITED	England & Wales

99.999 LIMITED	England & Wales

ADVANTICA CORPORATE VENTURES LIMITED	England & Wales

ADVANTICA INC.	Pennsylvania

ADVANTICA LIMITED	England & Wales

ADVANTICA QA LIMITED	England & Wales

ADVANTICA STONER LIMITED	England & Wales

ADVANTICA TECHNOLOGIES (EMPLOYERS) LTD	England & Wales

ADVANTICA TECHNOLOGIES INC	Delaware

ADVANTICA TECHNOLOGIES LIMITED	England & Wales

AEMC, L.L.C.	Delaware

AERIAL GROUP LIMITED	England & Wales

AERIAL UK LIMITED	England & Wales

AGL SYSTEMS INTERNATIONAL LIMITED	England & Wales

AMPLE DESIGN LIMITED	England & Wales

ARBUCKLE ACRES, INC	New York

ARTERION (EMPLOYERS) LIMITED	England & Wales

ARTERION LIMITED	England & Wales

ARTERION TECHNOLOGIES LIMITED	England & Wales

ASSETHALL LIMITED	England & Wales

BASSLINK PTY LIMITED	Australia

BEEGAS NOMINEES LIMITED	England & Wales

BRITISH TRANSCO CAPITAL INC	Delaware

BRITISH TRANSCO FINANCE INC	Delaware

BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands

BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands

BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales

BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales

BRITISH TRANSCO FINANCE (NO 6)	Cayman Islands

BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands

BSC CO LIMITED	England & Wales

CENTRAL EUROPE TELCOM HOLDINGS B.V.	The Netherlands

COGSYS LIMITED	England & Wales

CONTIGUOUS LIMITED	England & Wales

EASTLANDS (BENEFITS ADMINISTRATION) LIMITED	England & Wales

EASTLANDS LIMITED	England & Wales

ELECTRACOM LIMITED	England & Wales

ELEXON LIMITED	England & Wales

ENERGI LIMITED	England & Wales

ENERGIS SERVICES LIMITED	England & Wales

ENERGY MARKET OPERATIONS LIMITED	England & Wales

ENERGY SETTLEMENTS AND INFORMATION SERVICES	England & Wales
LIMITED

ENEX OPERATIONS LIMITED	England & Wales

ENMO LIMITED	England & Wales

EPFA LIMITED	England & Wales

EPFAL LIMITED	England & Wales

EUA BIOTEN, INC.	Massachusetts

EUA ENERGY INVESTMENT CORPORATION	Massachusetts

EUA FRC INVESTMENT 1	Massachusetts

FASTNET CALOOSAHATCHEE COMMUNICATIONS LIMITED	British Virgin Islands

FIRST CONNECT LIMITED	England & Wales

FIRST CONNECT UTILITIES LIMITED	England & Wales

FIRST POINT SERVICES LIMITED	England & Wales

FIRST POINT SOLUTIONS LIMITED	England & Wales

Name	Jurisdiction of
Incorporation or Organization

FPLTELECOM LIMITED	England & Wales

FULCRUM CONNECTIONS (EMPLOYERS) LIMITED	England & Wales

FULCRUM CONNECTIONS LIMITED	England & Wales

GAS RESEARCH & TECHNOLOGY CENTRE LIMITED	England & Wales

GEMSTONE SOFTWARE LIMITED	England & Wales

GRANITE STATE ELECTRIC COMPANY	New Hampshire

GRIDAMERICA LLC	Delaware

GRID INTERNATIONAL LIMITED	England & Wales

GRID INVESTMENT HOLDINGS LIMITED	England & Wales

GRIDCOM AERIAL SITES PLC	England & Wales

GRIDCOM LIMITED	England & Wales

GRIDCOM (UK) LIMITED	England & Wales

GRIDMET LIMITED	England & Wales

GRIDNAT LIMITED	England & Wales

GRID ONE LIMITED	England & Wales

GRTC LIMITED	England & Wales

HCE PEPPERELL, INC	New York

HOLDCO PARTICIPACOES LTDA (50%)	Brazil

HUDSON POINTE, INC	New York

INFRASTRUCTURE TECHNOLOGY GROUP LIMITED	England & Wales

INFRASTRUCTURE TECHNOLOGY HOLDINGS BV	The Netherlands

INTELIG TELECOMUNICACOES LTDA (50%)	Brazil

INTERNATIONAL POWER SYSTEMS LIMITED	England & Wales

IPS LIMITED	England & Wales

ITG LIMITED	England & Wales

JACKSON & LUTTMAN LIMITED	England & Wales

JOINT RADIO COMPANY LIMITED (50%)	England & Wales

JVCO PARTICIPACOES LTDA (50%)	Brazil

LAND MANAGEMENT AND DEVELOPMENT, INC	New York

LANDRANCH LIMITED	England & Wales

LANDWEST, INC	New York

LATTICE ENERGY SERVICES (EMPLOYERS) LTD	England & Wales

LATTICE ENERGY SERVICES LIMITED	England & Wales

LATTICE ENTERPRISES LIMITED	England & Wales

LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales

LATTICE GROUP (EMPLOYERS) LTD	England & Wales

LATTICE GROUP HOLDINGS (EMPLOYERS) LTD	England & Wales

LATTICE GROUP HOLDINGS LIMITED	England & Wales

LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales

LATTICE GROUP PLC	England & Wales

LATTICE GROUP SERVICES (AGENCY) LIMITED	England & Wales

LATTICE GROUP SERVICES LIMITED	England & Wales

LATTICE GROUP TRUSTEES LIMITED	England & Wales

LATTICE GROUP US HOLDINGS, INC.	Delaware

LATTICE INTELLECTUAL PROPERTY LIMITED	England & Wales

LATTICE LAND DEVELOPMENTS LIMITED	England & Wales

LATTICE LAND INVESTMENTS LIMITED	England & Wales

LATTICE LIMITED	England & Wales

LATTICE LNG HOLDINGS LIMITED	England & Wales

LATTICE LNG LIMITED	England & Wales

LATTICE OPSCO LIMITED	England & Wales

LATTICE PROPERTY (EMPLOYERS) LIMITED	England & Wales

LATTICE PROPERTY HOLDINGS LIMITED	England & Wales

LATTICE PROPERTY PORTFOLIO LIMITED	England & Wales

LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man

LATTICE TELECOMMUNICATIONS ASSET DEVELOPMENT	England & Wales
COMPANY LIMITED

LATTICE TELECOMS LIMITED	England & Wales

LATTICE UTILITIES LIMITED	England & Wales

LOUGHBOROUGH PARK MANAGEMENT LIMITED	England & Wales

MAINSTREAM FORTY-SEVEN LIMITED	England & Wales

MANQUEHUE NET S.A.	Chile

MASSACHUSETTS ELECTRIC COMPANY	Massachusetts

METROWEST REALTY LLC	Delaware

MINOA FARMS DEVELOPMENT CO. LLC	New York

MOREAU PARK, INC	New York

NANTUCKET ELECTRIC COMPANY	Massachusetts

NATGRID FINANCE HOLDINGS LIMITED	England & Wales

Name	Jurisdiction of
Incorporation or Organisation

NATGRID FINANCE LIMITED	England & Wales

NATGRID HOLDINGS LIMITED	England & Wales

NATGRID INVESTMENTS LIMITED	England & Wales

NATGRID LIMITED	England & Wales

NATIONAL GRID AUSTRALIA GP PTY LTD	Australia

NATIONAL GRID AUSTRALIA LLP	Australia

NATIONAL GRID AUSTRALIA PTY LIMITED	Cayman Islands

NATIONAL GRID BRAZIL B.V.	The Netherlands

NATIONAL GRID BRAZIL FINANCE	England & Wales

NATIONAL GRID BRAZIL TRANSMISSION B.V.	The Netherlands

NATIONAL GRID CENTRAL EUROPE B.V.	The Netherlands

NATIONAL GRID CHILE B.V.	The Netherlands

NATIONAL GRID COMMUNICATIONS, INC.	Massachusetts

NATIONAL GRID COMPANY PLC	England & Wales

NATIONAL GRID EIGHTEEN LIMITED	England & Wales

NATIONAL GRID EIGHT LIMITED	England & Wales

NATIONAL GRID ELEVEN LIMITED	England & Wales

NATIONAL GRID FIFTEEN LIMITED	England & Wales

NATIONAL GRID FINANCE B.V.	The Netherlands

NATIONAL GRID FIVE LIMITED	England & Wales

NATIONAL GRID FOUR LIMITED	England & Wales

NATIONAL GRID FOURTEEN LIMITED	England & Wales

NATIONAL GRID GENERAL PARTNERSHIP	Delaware

NATIONAL GRID GOLD LIMITED	England & Wales

NATIONAL GRID HOLDINGS B.V.	The Netherlands

NATIONAL GRID HOLDINGS INC.	Delaware

NATIONAL GRID HOLDINGS LIMITED	England & Wales

NATIONAL GRID HOLDINGS ONE PLC	England & Wales

NATIONAL GRID HOLLAND LIMITED	England & Wales

NATIONAL GRID INDIA B.V.	The Netherlands

NATIONAL GRID INDUS B.V.	The Netherlands

NATIONAL GRID INTERNATIONAL LIMITED	England & Wales

NATIONAL GRID (IOM) UK LTD	Isle of Man

NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland

NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland

NATIONAL GRID IRELAND THREE	Republic of Ireland

NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey

NATIONAL GRID JERSEY HOLDINGS FOUR LIMITED	Jersey

NATIONAL GRID JERSEY HOLDINGS THREE LIMITED	Jersey

NATIONAL GRID JERSEY HOLDINGS TWO LTD (IN LIQ’N)	Jersey

NATIONAL GRID MANQUEHUE B.V.	The Netherlands

NATIONAL GRID MARKET SERVICES LIMITED	England & Wales

NATIONAL GRID NETHERLANDS ONE BV	The Netherlands

NATIONAL GRID NETHERLANDS THREE BV	The Netherlands

NATIONAL GRID NETHERLANDS TWO BV	The Netherlands

NATIONAL GRID NINE LIMITED	England & Wales

NATIONAL GRID NINETEEN LIMITED	England & Wales

NATIONAL GRID NOMINEES LIMITED	England & Wales

NATIONAL GRID ONE LIMITED	England & Wales

NATIONAL GRID OVERSEAS LIMITED	England & Wales

NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales

NATIONAL GRID POLAND B.V.	The Netherlands

NATIONAL GRID PROCUREMENT BV	The Netherlands

NATIONAL GRID PROPERTIES LIMITED	England & Wales

NATIONAL GRID RESERVE IX B.V.	The Netherlands

NATIONAL GRID RESERVE VII B.V.	The Netherlands

NATIONAL GRID RESERVE VIII B.V.	The Netherlands

NATIONAL GRID RESERVE X B.V.	The Netherlands

NATIONAL GRID SEVEN LIMITED	England & Wales

NATIONAL GRID SEVENTEEN LIMITED	England & Wales

NATIONAL GRID SIX LIMITED	England & Wales

NATIONAL GRID SIXTEEN LIMITED	England & Wales

NATIONAL GRID TEN	England & Wales

NATIONAL GRID THREE LIMITED	England & Wales

NATIONAL GRID TRANSCO EUROPE LIMITED	England & Wales

NATIONAL GRID TRANSCO GROUP LIMITED	England & Wales

NATIONAL GRID TRANSCO HOLDINGS LIMITED	England & Wales

NATIONAL GRID TRANSCO INTERNATIONAL LIMITED	England & Wales

NATIONAL GRID TRANSCO LIMITED	England & Wales

NATIONAL GRID TRANSMISSION SERVICES CORPORATION	Massachusetts

NATIONAL GRID TWELVE LIMITED	England & Wales

NATIONAL GRID TWENTY LIMITED	England & Wales

NATIONAL GRID TWENTY ONE LIMITED	England & Wales

NATIONAL GRID TWO LIMITED	England & Wales

NATIONAL GRID USA	Delaware

NATIONAL GRID USA SERVICE COMPANY, INC.	Massachusetts

NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales

NATIONAL GRID (US) INVESTMENTS	England & Wales

NATIONAL GRID (US) INVESTMENTS 2	England & Wales

NATIONAL GRID (US) INVESTMENTS 3	England & Wales

NATIONAL GRID (US) INVESTMENTS 4	England & Wales

NATIONAL GRID (US) INVESTMENTS 5	England & Wales

NATIONAL GRID (US) INVESTMENTS 6	England & Wales

NATIONAL GRID US LLC	Delaware

NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales

NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales

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Name	Jurisdiction of
Incorporation or Organization

NATIONAL GRID ZAMBIA B.V.	The Netherlands

NATIONAL GRID ZAMBIA LIMITED	England & Wales

NEES COMMUNICATIONS, INC	Massachusetts

NEES ENERGY, INC.	Massachusetts

NEES TELECOMMUNICATIONS CORP.	Massachusetts

NETMAP LIMITED	England & Wales

NETWORK MAPPING LIMITED	England & Wales

NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	New Hampshire

NEW ENGLAND ENERGY INCORPORATED	Massachusetts

NEW ENGLAND HYDRO FINANCE COMPANY, INC.	Massachusetts

NEW ENGLAND HYDRO-TRANSMISSION CORPORATION	New Hampshire

NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC	Massachusetts
COMPANY, INC.

NEW ENGLAND POWER COMPANY	Massachusetts

NEW ENGLAND WHOLESALE ELECTRIC COMPANY	Massachusetts

NEWHC, INC.	Massachusetts

NGC DO BRASIL PARTICIPACOES LTDA	Brazil

NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales

NGC ENERGY LIMITED	England & Wales

NGC (GB) LIMITED	England & Wales

NG CHICAGO I, LLC	Delaware

NG CHICAGO II, LLC	Delaware

NGC INDUS LIMITED	England & Wales

NGC IT LIMITED	England & Wales

NGC LEASING LIMITED	England & Wales

NGC LEISURE LIMITED	England & Wales

NGC TWO LIMITED	England & Wales

NGC ZAMBIA LIMITED	England & Wales

NGG (DELAWARE) LLC	Delaware

NGG FINANCE A ISLANDI EHF	Iceland

NGG FINANCE PLC	England & Wales

NGG HOLDINGS A ISLANDI EHF	Iceland

NGG LIMITED	England & Wales

NGG TELECOMS HOLDINGS LIMITED	England & Wales

NGG TELECOMS INVESTMENT LIMITED	England & Wales

NGG TELECOMS LIMITED	England & Wales

NG INVESTMENTS LIMITED	Jersey

NG JERSEY LIMITED	Jersey

NG MALTA ONE LIMITED	Gibraltar

NG MALTA TWO LIMITED	Malta

NG PROCUREMENT HOLDINGS LIMITED	England & Wales

NG PROPERTY DEVELOPMENTS LIMITED	England & Wales

NGT INSURANCE COMPANY (GUERNSEY) LIMITED	Guernsey

NGT INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland

NGT INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man

NGT METERING LIMITED	England & Wales

NGT ONSTREAM LIMITED	England & Wales

NIAGARA MOHAWK ENERGY, INC.	Delaware

NIAGARA MOHAWK HOLDINGS, INC.	New York

NIAGARA MOHAWK POWER CORPORATION	New York

NM PROPERTIES, INC.	New York

NM RECEIVABLES CORP. II	New York

NM RECEIVABLES LLC	New York

NM URANIUM, INC.	Texas

NT LIMITED	England & Wales

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Name	Jurisdiction of
Incorporation or Organization

ON STREAM ASSET MANAGEMENT SERVICES LIMITED	England & Wales

ON STREAM.COM LIMITED	England & Wales

ON STREAM DATA MANAGEMENT LIMITED	England & Wales

ON STREAM DATA PROVISION LIMITED	England & Wales

ON STREAM METERING LIMITED	England & Wales

ON STREAM METER OPERATIONS LIMITED	England & Wales

ON STREAM METER READING SERVICES LIMITED	England & Wales

ON STREAM SERVICES LIMITED	England & Wales

ON STREAM SOLUTIONS LIMITED	England & Wales

ON STREAM UTILITIES LIMITED	England & Wales

ON STREAM WORLDWIDE LIMITED	England & Wales

OPINAC ENERGY CORPORATION	Province of Ontario, Canada

OPINAC NORTH AMERICA, INC.	Delaware

OPROPRCO, INC	New York

ORIGINAL BASSLINK LIMITED	Australia

ORIGINAL BASSLINK PTY LTD	Australia

PORT GREENWICH LIMITED	England & Wales

POWERCOM LIMITED	England & Wales

RENOVA LLC	USA

RISX ENVIRONMENTAL MANAGEMENT LIMITED	Scotland

RISX LIMITED	Scotland

RIVERVIEW GALUSHA, LLC	New York

RIVERVIEW, INC	New York

RT MASTS LIMITED	England & Wales

RT MASTS (PROPERTY) LIMITED	England & Wales

SALMON SHORES, INC	New York

SALMON SHORES PARTNERSHIP	New York

SCC UNO S.A.	Chile

SECONDSITE ESTATES LIMITED	England & Wales

SECONDSITE HOLDINGS LIMITED	England & Wales

SECONDSITE LAND DEVELOPMENTS LIMITED	England & Wales

SECONDSITE LAND INVESTMENTS LIMITED	England & Wales

SECONDSITE PORTFOLIO SOLUTIONS LIMITED	England & Wales

SECONDSITE PROPERTY HOLDINGS LIMITED	England & Wales

SECONDSITE PROPERTY LIMITED	England & Wales

SECONDSITE PROPERTY NOMINEES (NO 1) LIMITED	England & Wales

SECONDSITE PROPERTY NOMINEES (NO 2) LIMITED	England & Wales

SECONDSITE PROPERTY PORTFOLIO LIMITED	England & Wales

SECONDSITE REGENERATION LIMITED	England & Wales

SILICA NET S.A.	Chile

SILICA NETWORKS ARGENTINA S.A.	Argentina

SILICA NETWORKS CHILE S.A.	Chile

SKYMASTS LIMITED	England & Wales

SN INVESTMENT ARGENTINA S.A.	Chile

SOFRER SA	France

SSE TRANSCO LIMITED	England & Wales

SSITET ESPANA NETWORK SERVICES SA	Spain

SST GMBH	Germany

SST TELECOM LIMITED	England & Wales

SST TOWERS COMMUNICATIONS SAS	France

STARGAS NOMINEES LIMITED	England & Wales

STC INTERNATIONAL HOLDINGS LIMITED	England & Wales

STONER ASSOCIATES AUSTRALASIA PTY LTD	Australia

STONER ASSOCIATES EUROPE LIMITED	England & Wales

SUPERGRID LIMITED	England & Wales

TELDATA INTERNATIONAL LIMITED	England & Wales

TELDATA SERVICES LIMITED	England & Wales

TELDATA SOLUTIONS LIMITED	England & Wales

TELECOM ELECTRIC LIMITED	England & Wales

TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales

TELINK LIMITED	England & Wales

THE ELECTRICITY TRANSMISSION COMPANY LIMITED	England & Wales

THE NARRAGANSETT ELECTRIC COMPANY	Rhode Island

THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY	England & Wales
LIMITED

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Name	Jurisdiction of
Incorporation or Organization

THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales

TOREN CV	The Netherlands

TRANSCO ASSET MAINTENANCE LIMITED	England & Wales

TRANSCO ASSET MAINTENANCE (SCOTLAND) LIMITED	England & Wales

TRANSCO ASSET MAINTENANCE (WALES) LIMITED	England & Wales

TRANSCO ASSET MANAGEMENT LIMITED	England & Wales

TRANSCO ASSET MANAGEMENT (SCOTLAND) LIMITED	England & Wales

TRANSCO ASSET MANAGEMENT (WALES) LIMITED	England & Wales

TRANSCO CONNECTIONS LIMITED	England & Wales

TRANSCO CONNECTIONS (SCOTLAND) LIMITED	England & Wales

TRANSCO CONNECTIONS (WALES) LIMITED	England & Wales

TRANSCO EMERGENCY SERVICES LIMITED	England & Wales

TRANSCO EMERGENCY SERVICES (SCOTLAND) LIMITED	England & Wales

TRANSCO EMERGENCY SERVICES (WALES) LIMITED	England & Wales

TRANSCO (EMPLOYERS) LTD	England & Wales

TRANSCO HOLDINGS (EMPLOYERS) LTD	England & Wales

TRANSCO HOLDINGS PLC	England & Wales

TRANSCO LNG STORAGE LIMITED	England & Wales

TRANSCO METERING SERVICES LIMITED	England & Wales

TRANSCO METERING SERVICES (SCOTLAND) LIMITED	England & Wales

TRANSCO PIPELINE CONSTRUCTORS LIMITED	England & Wales

TRANSCO PIPELINE CONSTRUCTORS (SCOTLAND) LIMITED	England & Wales

TRANSCO PIPELINE CONSTRUCTORS (WALES) LIMITED	England & Wales

TRANSCO PIPELINES LIMITED	England & Wales

TRANSCO PIPELINES (SCOTLAND) LIMITED	England & Wales

TRANSCO PIPELINES (WALES) LIMITED	England & Wales

TRANSCO PLC	England & Wales

TRANSCO TELECOMMUNICATIONS ASSET DEVELOPMENT	England & Wales
COMPANY LIMITED

TRANSCO TRANSPORTATION COMPANY LIMITED	England & Wales

TRANSGRID LIMITED	England & Wales

UPPER HUDSON DEVELOPMENT INC	New York

UTILITY METERING SERVICES LIMITED	England & Wales

VESAS LIMITED	England & Wales

WAYFINDER GROUP, INC.	Massachusetts